Subsequent events	12 Months Ended
Jun. 30, 2018
Notes to Financial Statements
Note 13 - Subsequent events

NAMI Corp. Acquisition

In July 2018, the Company was acquired by NAMI Corp. in a Securities Exchange Agreement completed with the Company’s prior parent, GMCI Corp. In exchange for the issuance of 720,802,346 common shares of NAMI Corp. to GMCI Corp., NAMI Corp. received the 600,000 common shares of the Company. Because NAMI Corp. is a public shell, as defined by the United States Securities and Exchange Commission and GMCI Corp. shareholders will receive in excess of 50.1% of the issued and outstanding shares of NAMI Corp., the transaction will not be accounted for as a business combination, but instead as a recapitalization of the Company into NAMI Corp.

On July 19, 2018, the Board deems it to be in the best interests of the GMCI and its stockholders for GMCI to approve and declare a dividend of shares of Nami to the stockholders of the GMCI, on a pro rata basis, determined in accordance with the number of shares of capital stock of the GMCI held by such stockholders, thereby transferring ownership of 100% of the outstanding shares of Nami held by GMCI to the stockholders of the GMCI (collectively, the “Nami Stock Dividend”). The Nami Stock Dividend was completed on August 21, 2018.

In August 2018, the Company designated a new class of preferred equity, designated the 12% redeemable cumulative preference shares, in its attempt to raise capital for business expansion and exploration and mining activities. The Company authorized the issuance of up to 50 million shares at the issue price of MYR 1.0 per share. The new preferred equity carries a cumulative 12% preferred dividend, payable on a quarterly basis, based on the issue price of the preferred security. The preferred dividend will have priority to any payment of dividends on the common equity. The preferred shares automatically convert to NAMI Corp common shares at the rate of USD $1.50 on then value translated into USD of each 12% redeemable cumulative preference share at the company redemption date which is 2nd anniversary of the issuance date. In the event of the liquidation or winding up of the Company, the preferred shares are entitled to distributions prior to any amounts distributed to the common equity holders. The holders of the preferred shares, so long as the cumulative preferred dividend is timely paid each quarter, have no general voting rights, but have rights to vote on any matters that effect the provisions of the preference shares. In the event that the Company fails to timely make its quarterly dividend payment, the holders of the preferred equity receive the right to vote on any and all general corporate matters on a 1 for 1 basis with the number of preferred shares held.

In august 2018, the Company received approximately $10,000 (MYR 40,000) in a second subscription of its 12% redeemable cumulative preference shares.

In August 2018, Nami Development Corp. advanced to the Company approximately $128,000 (MYR 526,650).